Exhibit 10.25

SECOND AMENDMENT TO SECURITY AGREEMENT

This SECOND AMENDMENT (the “Amendment”), dated as of September 21, 2015, to SECURITY AGREEMENT made by Onstream Media Corporation, a Florida corporation (the “Company”), each of the Subsidiaries of the Company set forth on Schedule I of the Security Agreement (each a Subsidiary and together with the Company, the “Grantor”) to Sigma Opportunity Fund II, LLC, a Delaware limited liability company, as the initial holder of the Prior Sigma Notes (the “Holder”).  All capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Amended Note (as defined below).

WITNESSETH:

WHEREAS, pursuant to a Note Purchase Agreement, dated December 31, 2014, Grantor issued an Amended and Restated Senior Secured Convertible Note (the “Prior Sigma Note”) in favor of Holder in the principal amount of $1,358,000;

WHEREAS, pursuant to the Security Agreement, the Grantor granted a security interest in certain assets of the Grantor to secure repayment of the Prior Sigma Note;

WHEREAS, pursuant to a Note Purchase Agreement, dated September 21, 2015, Grantor is issuing a Second Amended and Restated Senior Secured Convertible Note (the “Amended Note”) which amends and restates the Prior Sigma Note to increase the outstanding principal amount thereof to $1,583,000;

WHEREAS, in connection with the issuance of the Amended Note, the Grantor has agreed to enter into this Amendment to the Security Agreement to confirm that the Amended Note is entitled to the benefits of the Security Agreement (as such term is defined in the Amended Note).

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Holder hereby agree as follows:

1.         Definitions.  The following Definitions contained in the Security Agreement are supplemented as follows:

“Note” includes the Second Amended and Restated Senior Secured Convertible Note, dated September 21, 2015, issued by the Grantor to Holder pursuant to the Note Purchase Agreement.”

“Note Purchase Agreement” includes the Note Purchase Agreement, dated as of September 21, 2015, by and between the Grantor and the Holder pursuant to which, among other things, the Grantor issued the Note.”

2.         Miscellaneous.  Except as specifically amended hereby, the Security Agreement shall remain in full force and effect as issued.  All references to the Security Agreement in any of the Transaction Documents shall be deemed to refer to the Security Agreement as amended by this Amendment and as the same may be further amended, supplemented or modified in accordance with its terms by the parties from time to time. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Grantor and the Holder have caused this Amendment to be duly executed and delivered by their respective officers or other representatives thereunto duly authorized as of the date first above written.

ONSTREAM MEDIA CORPORATION

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

INFINITE CONFERENCING, INC.

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

ENTERTAINMENT DIGITAL NETWORK, INC.

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

AV ACQUISITION, INC.

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

ONSTREAM CONFERENCING CORPORATION

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

MEDIA ON DEMAND

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

HOTEL VIEW CORPORATION

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

OSM ACQUISITION INC.

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

AUCTION VIDEO JAPAN, INC.

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

SIGMA OPPORTUNITY FUND II, LLC

By: Sigma Capital Advisors, managing member

By: /s/ Thom Waye

Name: Thom Waye

Title:   Manager

[Security Agreement Amendment – Signature Page]

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